UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 28, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2004, providing for the issuance of Finance America Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Finance America Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $885,611,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Finance America Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1 on May 28, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 25, 2004, as supplemented by the Prospectus Supplement dated May 26, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $901,385,426 as of May 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Subservicing Agreement dated as of May 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Litton Loan Servicing LP, as Servicer.

99.3

Securitization Subservicing Agreement dated as of May 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 22-590-4-2930) including (i) Terms and Conditions No. 71-70035 (10/96) with 71-7135 (8/94) and (ii) Endorsements No. 71-7139 (8/94), 71-70165 (2/01) and 71-70178 (7/03), as modified by the Terms Letter dated May 24, 2004, among Lehman Brothers Inc., MGIC and U.S. Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $213.2 million aggregate principal balance of insurable Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated: May 28, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Subservicing Agreement dated as of May 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Litton Loan Servicing LP, as Servicer.

99.3

Securitization Subservicing Agreement dated as of May 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 22-590-4-2930) including (i) Terms and Conditions No. 71-70035 (10/96) with 71-7135 (8/94) and (ii) Endorsements No. 71-7139 (8/94), 71-70165 (2/01) and 71-70178 (7/03), as modified by the Terms Letter dated May 24, 2004, among Lehman Brothers Inc., MGIC and U.S. Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $213.2 million aggregate principal balance of insurable Mortgage Loans.